                               Managed Municipals
                               Portfolio II Inc.

                               Semi-Annual Report

                               February 29, 2000



                                   [GRAPHIC]

                [LOGO OF MANAGED MUNICIPALS PORTFOLIO II INC.]

Dear Shareholder:

     We are pleased to provide the semi-annual report for the Managed Municipals Portfolio II Inc. ("Portfolio") for the period ended February 29, 2000. Over the six months covered by this report, the Portfolio distributed income dividends totaling $0.30 per share. The table below shows the annualized distribution rate and six-month total return based on the Portfolio's February 29, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.1

          Price                    Annualized                   Six-Month
        Per Share              Distribution Rate2              Total Return
        ---------              ------------------              ------------

      $10.92 (NAV)                   5.49%                        (0.25)%
      $9.50 (NYSE)                   6.31%                        (2.55)%

     In comparison, general closed-end municipal bond funds posted an average total return based on NAV of negative 0.58% for the same time period, as reported by Lipper, Inc. (Lipper, Inc. is a nationally recognized


----------
1 The NAV is calculated by taking the closing value of all securities held by the Portfolio (plus cash) from total liabilities and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Portfolio had invested. However, the price at which the investors buys or sells shares of the Portfolio is at market (NYSE) price as determined by supply and demand.

2 Total returns are based on changes in net asset value ("NAV") and the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Portfolio's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.050 for twelve months. This rate is as of March 30, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Portfolio. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Portfolio investment. Past performance is not indicative of future results.

organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Lipper peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.)

Special Shareholder Notice

     We are pleased to report that we have continued our effort of reducing the Portfolio's shares' discount to NAV. This program, which commenced on July 27, 1999, is believed to be an opportunity to take advantage of market price fluctuations with the objective of offering long-term value to the Portfolio's shareholders. The Portfolio intends to continue to purchase shares of its stock in the open market at such times, prices and amounts deemed advisable and subsequently retire them.

     This repurchase program has added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Portfolio's shares' NAV. Since the inception of the program, the Portfolio has repurchased and retired 765,500 shares with an average buyback price of $9.42. As of February 29, 2000, this repurchase program has increased the Portfolio's shares' NAV by over $0.1130 per share and accounted for approximately 1.00% of the Portfolio's shares' total return when measured by NAV.

Municipal Bond Market Update

     In our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. The period covered by this report was marked by continued robust U.S. economic growth, historically low inflation and low unemployment.

     On February 2, 2000, the Federal Reserve Board ("Fed") raised interest rates for a fourth time in less than eight months, seeking to help reduce inflationary pressures and slow down the nation's rapidly growing economy.3 Perhaps more significant than the Fed's recent policy decisions was its accompanying statement that rapid growth could foster inflationary imbalances that might undermine the economy's record economic expansion. We believe that this vigilance may hint at a slightly more aggressive approach by the Fed in the months ahead. However, in our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak.


----------
3 On Tuesday, March 21, 2000 after this letter was written, the Fed raised interest rates 0.25%.

     Also, we think performance in the bond market during the period has been a direct result of Fed decisions. While presumably aimed at the bull market in stocks, the bond market has been negatively impacted on fears of further Fed rate increases. We believe the current lack of inflationary data defies a historically tight labor market and shows the incredible influence of technology and the power of global pricing constraints.

     The bond market had a tough time in 1999. Tax-loss selling and asset allocation shifts out of municipal securities precipitated massive outflows in the fourth quarter, prompting bond funds to sell their municipal bond holdings. This drove yields even higher and sent the net asset values of many funds lower, accelerating outflows and leaving bond dealers reluctant to hold municipal securities. Additionally, the bond market has suffered in recent months from uncertainty over the outlook for future Fed monetary policy, given the rise of the stock market and the higher consumer demand at the end of 1999. Also, we have noted that supply in the new-issue market is down substantially from last year.

     These factors, in addition to the considerable momentum going into 2000, may mean that there is less financial restraint in the economy than previously believed. The pace of demand is surpassing even the rosiest assessments of the economy's speed limit, threatening to bring inflation back and underscoring the need for Fed vigilance and restraint.

     Under "normal" market conditions, municipal investors pay for the tax- free income benefits by getting a lower return. Today, however, investors are saving on taxes without sacrificing returns. It is possible to buy double- and triple-A-rated bonds yielding nearly 100% or more of similar maturity U.S. Treasury bonds, well above the historical average of roughly 80%. We think these yields represent extraordinarily good value for municipal securities.

Investment Strategy

     The Portfolio seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of principal.4

     The Portfolio focused on transportation bonds (15.1%), hospital bonds (10.7%) and education bonds (8.9%). At the end of February, the Portfolio's weighted average maturity was approximately 21.0 years. As of February 29, 2000, approximately 84.1% of the Portfolio's holdings


----------
4 A portion of the income from the Portfolio may be subject to the Alternative
  Minimum Tax ("AMT").

were rated investment grade5 by either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., with about 43.2% of the Portfolio invested in AAA/Aaa bonds, the highest possible rating.

     While no guarantees can be made, our belief that municipal securities are undervalued has led us to rebalance the Portfolio to capitalize on what we believe will be a future bullish trend. In general, this means buying bonds carrying maturities of 20 years or longer, with solid credit ratings and trading below fair market value in price. We are targeting, among others, general obligation bonds and high-grade revenue credits such as water, sewer and toll-road bonds.

     Our investment strategy for the Portfolio has been to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have gone up to higher levels, we have been able to invest our excess cash at higher yields. In addition, we have also been focusing on adding high-grade bonds to the Portfolio.

     The Portfolio's investment strategy going forward will be three-fold:

          . We are lengthening maturities in the Portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries

          .    We are focusing on investing in high-grade issues

          . We are investing in discount paper as this is where we believe we can obtain the best value

     Our aim is to sell off some of our intermediate-term maturities that were defensive and stretch out longer on the yield curve to lock in today's higher rates. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.) We see the best opportunity for reward potential right now at the long end of the curve.

Municipal Bond Market Outlook

     We think the U.S. economy should remain stable this year, as low unemployment and strong consumer confidence will likely support demand


----------
5 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
  Service Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Group, or that have an equivalent rating by any nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.

for goods. Moreover, we think that the Fed has engineered a good balance between strong economic growth and an "acceptable" rate of inflation.

     Regarding further Fed monetary policy tightenings, we think that such future actions would not be detrimental to the bond market, particularly as the U.S. Treasury continues to pay down debt and inflation appears to be under control. We believe that any further Fed policy actions have already been comfortably priced into the bond market. We also believe that the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a "New Economy," where technological advances can spur economic growth without inflationary pressures because of higher productivity.

     In our judgment, a number of influences remain favorable for the municipal bond market. The new issue market is expected to decline this year, boosting demand for bonds currently outstanding and enhancing interest for the roughly $175 billion of new municipals expected in 2000. Fiscal trends are another major positive. During past economic downturns, some municipal issuers facing declining tax receipts were hard-pressed to repay their bond obligations. Today, many state and local governments have budget surpluses. We believe these surpluses indicate that investors will feel more comfortable holding municipals, even in a downturn. Lastly, recent narrowing of spreads in the taxable market has made alternatives less attractive. All of these trends help to explain why we remain optimistic about the long-term prospects for the municipal bond market.

     In closing, thank you for investing in the Managed Municipals Portfolio II Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                        /s/ Joseph P. Deane

Heath B. McLendon                            Joseph P. Deane
Chairman                                     Vice President and
                                             Investment Officer


March 16, 2000

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), formerly known as First Data Investor Services Group, Inc., will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears beginning on page 25. The description is based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by SSB Citi Fund Management LLC.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                            Schedule of Investments
                          February 29, 2000 (unaudited)


  Face
 Amount             Rating(a)               Security                              Value
==========================================================================================
Alaska -- 2.6%
$ 2,895,000         A2*      Alaska Industrial Development & Export
                              Authority Revolving Fund, Series A,
                              6.500% due 4/1/14 (b)                           $ 3,003,563
------------------------------------------------------------------------------------------
Alabama -- 1.0%
  1,270,000         AAA      Jefferson County, AL Sewer Revenue, Capital
                              Improvements, FGIC-Insured, Series A,
                              5.375% due 2/1/36 (b)                             1,117,600
------------------------------------------------------------------------------------------
California -- 3.6%
  2,500,000         Baa3*    California Educational Facilities Authority
                              Revenue, (Pooled College & University
                              Projects), Series A, 5.625% due 7/1/23            2,165,625
  2,000,000         A2*      California Health Facilities Cedar Sinai Medical
                              Center, Series A, 6.250% due 12/1/34              1,937,500
------------------------------------------------------------------------------------------
                                                                                4,103,125
------------------------------------------------------------------------------------------
Colorado -- 17.9%
  1,000,000         Aaa*     Arapahoe County, CO Capital Improvement
                              Trust Fund, E-470 Public Highway Authority
                              Revenue, (Pre-Refunded -- Escrowed with U.S.
                              government securities to 8/31/05 Call @ 103),
                              7.000% due 8/31/26                                1,116,250
  1,000,000         A-       Aspen, CO Sales Tax Revenue,
                              5.400% due 11/1/19                                  928,750
                             Colorado Health Facilities Authority Revenue:
  1,000,000         AA        Series A, 5.000% due 12/1/28                        786,250
  1,000,000         A         Series B, Remarketed 7/8/98,
                               5.350% due 8/1/15                                  871,250
  4,000,000         BBB+     Colorado Springs, CO Airport Revenue,
                              Series A, 7.000% due 1/1/22 (b)                   4,075,000
 30,000,000         Aaa*     Dawson Ridge, CO Metropolitan District No. 1,
                              Series A, (Escrowed to maturity with
                              REFCO Strips), zero coupon bond to
                              yield 5.213% due 10/1/22                          6,375,000
                             Denver, CO City & County Airport Revenue,
                              Series C:
  3,465,000         Baa1*     6.125% due 11/15/25 (b)                           3,244,106
  2,785,000         Aaa*      Partially Escrowed to maturity with
                               U.S. government securities,
                               6.125% due 11/15/25 (b)                          2,830,256
------------------------------------------------------------------------------------------
                                                                               20,226,862
------------------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)


  Face
 Amount              Rating(a)           Security                                 Value
==========================================================================================
Florida -- 5.1%
$ 1,500,000         BBB-     Martin County, FL IDA, (Indiantown
                              Cogeneration Project), Series A,
                              7.875% due 12/15/25 (b)                          $1,500,000
  4,000,000         NR       Tampa, FL Revenue, (Florida Aquarium Inc.
                              Project), (Pre-Refunded -- Escrowed with
                              U.S. government securities to 5/1/02
                              Call @102), 7.750% due 5/1/27 (c)                 4,315,000
------------------------------------------------------------------------------------------
                                                                                5,815,000
------------------------------------------------------------------------------------------
Georgia -- 3.5%
  2,500,000         AAA      Atlanta, GA Water & Wastewater Revenue,
                              Series A, FGIC Insured, 5.000% due 11/1/38        2,062,500
  1,000,000         A3*      Private Colleges & Universities Authority
                              Revenue (Mercer University Project),
                              Series A, 5.375% due 10/1/29                        861,250
  1,000,000         BBB      Savannah, GA EDA Revenue, (College of
                              Art & Design Inc. Project), Series A,
                              6.900% due 10/1/29                                  996,250
------------------------------------------------------------------------------------------
                                                                                3,920,000
------------------------------------------------------------------------------------------
Hawaii -- 3.1%
  2,000,000         A        Hawaii State Department of Budget & Finance,
                              Special Purpose Revenue, Kaiser Permanente,
                              Series A, 5.100% due 3/1/14                       1,712,500
  2,000,000         AAA      Hawaii State GO, Series CP, FGIC-Insured,
                              5.000% due 10/1/16                                1,815,000
------------------------------------------------------------------------------------------
                                                                                3,527,500
------------------------------------------------------------------------------------------
Illinois -- 1.6%
  1,000,000         Aaa*     Illinois HFA, Memorial Health System,
                              MBIA-Insured, 5.250% due 10/1/18                    906,250
  1,000,000         Aaa*     Kane County, IL GO, School District No. 129,
                              Aurora West Side, FGIC-Insured,
                              5.125% due 2/1/14                                   926,250
------------------------------------------------------------------------------------------
                                                                                1,832,500
------------------------------------------------------------------------------------------
Iowa -- 1.4%
  1,500,000         AA-      Dawson, IA IDR, (Cargill Inc. Project),
                              6.500% due 7/15/12                                1,548,750
------------------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

  Face
 Amount             Rating(a)           Security                                  Value
==========================================================================================
Louisiana -- 0.7%
$ 1,000,000         AAA      Louisiana Local Government Environment
                              Facilities, Community Development
                              Authority Revenue, Capital Projects &
                              Equipment Acquisition, AMBAC-Insured,
                              4.500% due 12/1/18                                $ 822,500
------------------------------------------------------------------------------------------
Maryland -- 1.4%
  4,000,000         NR       Maryland State Energy Financing
                              Administration, Solid Waste Disposal
                              Revenue, (Hagerstown Recycling Project),
                              9.000% due 10/15/16 (b)(d)                          360,000
  1,500,000         A        Maryland State Health & Higher Educational
                              Facilities Authority Revenue, Loyola College
                              Issue, 5.000% due 10/1/39                         1,218,750
------------------------------------------------------------------------------------------
                                                                                1,578,750
------------------------------------------------------------------------------------------
Massachusetts -- 4.2%
  1,000,000         Aaa*     Massachusetts State College Building
                              Authority Revenue, Series 1, MBIA-Insured,
                              5.375% due 5/1/39                                   882,500
  1,000,000         AAA      Massachusetts State Health & Educational
                              Facilities Authority Revenue, Northeastern
                              University, Series I, MBIA-Insured,
                              5.000% due 10/1/29                                  837,500
  1,000,000         AAA      Massachusetts State HFA, Housing Development,
                              Series B, MBIA-Insured, 5.300% due 12/1/17          932,500
  2,000,000         AAA      Massachusetts State Turnpike Authority,
                              Metropolitan Highway System Revenue, Sub.
                              Series A, AMBAC-Insured, 4.750% due 1/1/34        1,582,500
    510,000         AAA      Massachusetts State Water Resource Authority,
                              MBIA-Insured, Series C, 5.250% due 12/1/20          460,913
------------------------------------------------------------------------------------------
                                                                                4,695,913
------------------------------------------------------------------------------------------
Michigan -- 8.3%
  4,000,000         NR       Michigan State Strategic Fund Resource
                              Recovery, Limited Obligation Revenue,
                              Central Wayne Energy Recovery L.P.,
                              Series A, 7.000% due 7/1/27 (b)                   3,580,000
  5,600,000         NR       Midland County, MI Economic Development
                              Corp., PCR, Limited Obligation, Series B,
                              9.500% due 7/23/09 (b)                            5,768,336
------------------------------------------------------------------------------------------
                                                                                9,348,336
------------------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)


  Face
 Amount             Rating(a)           Security                                  Value
==========================================================================================
Minnesota -- 0.8%
$ 1,000,000         AAA      Minneapolis & Saint Paul, MN Community
                              Airport Revenue, Series A, FGIC-Insured,
                              5.125% due 1/1/25                                $  877,500
------------------------------------------------------------------------------------------
Missouri -- 2.7%
  1,000,000         AAA      Fenton, MO COP, (Capital Improvements
                              Project), MBIA-Insured, 5.125% due 9/1/17           911,250
  2,500,000         AAA      Kansas City, MO Municipal Assistance Corp.,
                              Leasehold Revenue, H. Roe Bartle Convention
                              Center, Series A, MBIA-Insured,
                              5.000% due 4/15/20                                2,175,000
------------------------------------------------------------------------------------------
                                                                                3,086,250
------------------------------------------------------------------------------------------
Montana -- 1.7%
  2,000,000         NR       Montana State Board of Investment Resource
                              Recovery Revenue, (Yellowstone Energy L.P.
                              Project), 7.000% due 12/31/19 (b)                 1,875,000
------------------------------------------------------------------------------------------
Nevada -- 4.3%
  4,650,000         Baa2*    Clark County, NV IDR, Southwest Gas Corp.,
                              Series B, 7.500% due 9/1/32 (b)                   4,853,438
------------------------------------------------------------------------------------------
New Jersey -- 1.2%
  1,500,000         AAA      Middlesex County, NJ COP, MBIA-Insured,
                              5.000% due 2/15/19                                1,310,625
------------------------------------------------------------------------------------------
New Mexico -- 0.9%
  1,095,000         AAA      New Mexico Mortgage Financing Authority,
                              Single-Family Mortgages, Series D-3,
                              5.625% due 9/1/28                                 1,025,194
------------------------------------------------------------------------------------------
New York -- 7.2%
  1,000,000         AAA      City University System, Series A, FGIC-Insured,
                              5.000% due 7/1/16                                   905,000
  2,000,000         A-       Long Island Power Authority, Electric System
                              Revenue, Series A, 5.500% due 12/1/29             1,780,000
  2,000,000         AAA      Nassau Health Care Corp., NY Health System
                              Revenue, Nassau County Guaranteed,
                              FSA-Insured, Series A, 5.500% due 8/1/19          1,870,000
  1,000,000         AA       New York, NY Transitional Finance Authority
                              Revenue, Future Tax Secured, Series B,
                              4.750% due 11/1/17                                  858,750

                                                           See Notes to
                                                           Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

Face
Amount              Rating(a)           Security                                  Value
=========================================================================================
New York -- 7.2% (continued)
$ 3,000,000         AAA      New York State Thruway Authority,
                              Highway & Bridge Transportation Fund,
                              FGIC Insured, Series A, 5.000% due 4/1/18        $2,666,250
-----------------------------------------------------------------------------------------
                                                                                8,080,000
-----------------------------------------------------------------------------------------
North Carolina -- 1.4%
  1,500,000         A3*      Coastal Regional Solid Waste Management
                              Disposal Authority, Solid Waste Disposal
                              Revenue, 6.500% due 6/1/08                        1,580,625
-----------------------------------------------------------------------------------------
Ohio -- 3.4%
  1,000,000         AAA      Cuyahoga County, OH Hospital Revenue,
                              AMBAC-Insured, 5.500% due 1/15/30                   915,000
  1,990,000         AAA      Lucas County, OH Hospital Revenue, Promedia
                              Healthcare Obligation Group, AMBAC
                              Insured, 5.375% due 11/15/29                      1,776,075
  1,220,000         AAA      Ohio State Higher Educational Facility
                              Commission Revenue, University of Dayton,
                              AMBAC-Insured, 5.350% due 12/1/17                 1,177,300
-----------------------------------------------------------------------------------------
                                                                                3,868,375
-----------------------------------------------------------------------------------------
South Carolina -- 4.8%
    500,000         AAA      Lexington County, SC Health Services District,
                              Hospital Revenue, FSA-Insured, 5.250%
                              due 11/1/17                                         461,250
  2,120,000         A3*      Myrtle Beach, SC COP, (Myrtle Beach
                              Convention Center Project),
                              6.875% due 7/1/07                                 2,252,500
  3,000,000         Aaa*     South Carolina Transportation Infrastructure
                              Bank Revenue, Series A, AMBAC-Insured,
                              5.250% due 10/1/21                                2,696,250
-----------------------------------------------------------------------------------------
                                                                                5,410,000
-----------------------------------------------------------------------------------------
Texas -- 8.5%
  1,000,000         Aaa*     Azle, TX ISD, PSFG, Series C,
                              5.000% due 2/15/22                                  858,750
  2,000,000         Baa1*    Brazos River Authority, PCR, Utility Electric
                              Co., Series C, 5.550% due 6/1/30                  1,667,500
    435,000         Aaa*     Burleson, TX ISD, GO, PSFG,
                              6.750% due 8/1/24                                   460,012
  2,000,000         Baa1*    Dallas-Fort Worth Texas International Airport
                              Facilities Revenue, American Airlines,
                              6.375% due 5/1/35 (b)                             1,867,500

                                                           See Notes to
                                                           Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

Face
Amount              Rating(a)           Security                                  Value
=========================================================================================
Texas -- 8.5% (continued)
$ 1,000,000         AA       Harris County, TX Health Facilities
                              Development Corp., Hospital Revenue,
                              (Texas Childrens Hospital Project),
                              5.250% due 10/1/19                               $  870,000
  1,830,000         AA       Texas State GO, Water Development, Series D,
                              5.000% due 8/1/16                                 1,653,862
  1,000,000         AAA      Texas Water Development Board Revenue,
                              State Revolving Fund, Sr. Lien, Series B,
                              5.000% due 7/15/19                                  876,250
  1,520,000         AAA      West Texas Municipal Power Agency Revenue,
                              MBIA-Insured, 5.000% due 2/15/16                  1,371,800
-----------------------------------------------------------------------------------------
                                                                                9,625,674
-----------------------------------------------------------------------------------------
Virgin Islands -- 0.8%
  1,000,000         BBB-     Virgin Islands Public Finance Authority Revenue,
                              Sr. Lien, Series A, 5.500% due 10/1/22              862,500
-----------------------------------------------------------------------------------------
Virginia -- 4.1%
                             Virginia State Housing Development Authority:
                              Commonwealth Mortgage Revenue:
  1,245,000         AA+        Series D, Sub. Series D-3, Remarketed
                                5/30/96, 5.700% due 7/1/09                      1,252,781
  2,350,000         AA+        Series F, Sub. Series F-1, Remarketed
                                9/12/95, 6.400% due 7/1/17                      2,402,875
    925,000         AA+       Multi-Family Housing Revenue, Series K,
                               5.900% due 11/1/11                                 933,094
-----------------------------------------------------------------------------------------
                                                                                4,588,750
-----------------------------------------------------------------------------------------
Wisconsin -- 3.8%
                             Wisconsin Housing EDA, Series A:
  2,000,000         Aa*       Home Ownership Revenue,
                               6.450% due 3/1/17                                2,040,000
  1,370,000         AA-       Housing Revenue, 5.650% due 11/1/23               1,291,225
  1,000,000         AAA      Wisconsin State Health & Educational
                              Facilities Authority Revenue, (Medical
                              College of Wisconsin Project), MBIA-Insured,
                              5.400% due 12/1/16                                  950,000
-----------------------------------------------------------------------------------------
                                                                                4,281,225
-----------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost-- $119,855,604**)                         $112,865,555
=========================================================================================

                                                           See Notes to
                                                           Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(d)  Security is in default.
** Aggregate cost for Federal income tax purposes is substantially the same. See pages 14 and 15 for definitions of ratings and certain security descriptions.

                   Summary of Investments by Combined Ratings
                          February 29, 2000 (unaudited)

                                                                  Percent of
Moody's             and/or           Standard & Poor's         Total Investments

    Aaa                                    AAA                       43.2%
    Aa                                     AA                        15.1
    A                                      A                          8.8
    Baa                                    BBB                       17.0
    NR                                     NR                        15.9
                                                                    ------
                                                                    100.0%
                                                                    ======

                                                           See Notes to
                                                           Financial Statements.

                                 Bond Ratings
                                  (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB         -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa        -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR         -- Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

                           Short-Term Security Ratings
                                    (unaudited)

SP-1       -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.
A-2        -- Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1     -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1        -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.

                             Security Descriptions
                                   (unaudited)

ABAG       -- Association of Bay Area
              Governments
AIG        -- American International Guaranty
AMBAC      -- AMBAC Indemnity Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance
              Company
CHFCLI     -- California Health Facility
              Construction Loan Insurance
COP        -- Certificate of Participation
EDA        -- Economic Development
              Authority
FAIRS      -- Floating Adjustable Interest Rate
              Securities
FGIC       -- Financial Guaranty Insurance
              Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage
              Corporation
FNMA       -- Federal National Mortgage
              Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Financial Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage
              Association
GO         -- General Obligation
HDC        -- Housing Development
              Corporation

HFA        -- Housing Finance Authority
IDA        -- Industrial Development
              Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
IFA        -- Industrial Finance Agency
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors
              Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse
              Coupon Security
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund
              Guaranty
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt
              Securities
SYCC       -- Structured Yield Curve
              Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation
              Notes
VA         -- Veterans Administration
VRDD       -- Variable Rate Daily Demand
VRWE       -- Variable Rate Wednesday
              Demand

                      Statement of Assets and Liabilities
                                   (unaudited)

                                                              February 29, 2000
--------------------------------------------------------------------------------
ASSETS:
 Investments, at value (Cost-- $119,855,604)                      $ 112,865,555
 Interest receivable                                                  2,003,378
 Receivable for securities sold                                          40,427
--------------------------------------------------------------------------------
 Total Assets                                                       114,909,360
--------------------------------------------------------------------------------

LIABILITIES:
 Payable to bank                                                        405,925
 Dividends payable                                                      168,863
 Investment advisory fees payable                                        17,161
 Administration fees payable                                                403
 Accrued expenses                                                        39,709
--------------------------------------------------------------------------------
 Total Liabilities                                                      632,061
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 114,277,299
================================================================================

NET ASSETS:
 Par value of capital shares                                      $      10,469
 Capital paid in excess of par value                                134,235,618
 Treasury stock, at cost (Note 7)                                    (7,229,437)
 Undistributed net investment income                                    585,538
 Accumulated net realized loss from security transactions            (6,334,840)
 Net unrealized depreciation of investments                          (6,990,049)
--------------------------------------------------------------------------------
Total Net Assets
 (Equivalent to $10.92 a share on 10,469,206 shares of $0.001
  par value outstanding; 500,000,000 shares authorized)           $ 114,277,299
================================================================================

                                                           See Notes to
                                                           Financial Statements.

                            Statement of Operations
                                   (unaudited)

                                                                Six Months Ended
                                                               February 29, 2000
================================================================================
INVESTMENT INCOME:
 Interest                                                          $  4,344,974
--------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fees (Note 3)                                      418,439
 Administration fees (Note 3)                                           119,554
 Shareholder communications                                              57,330
 Audit and legal                                                         26,925
 Directors' fees                                                         20,930
 Shareholder and system servicing fees                                    9,712
 Pricing service fees                                                     4,550
 Registration fees                                                        3,917
 Custody                                                                  2,989
 Other                                                                    4,254
--------------------------------------------------------------------------------
 Total Expenses                                                         668,600
 Less: Investment advisory and administration fee waivers (Note 3)      (67,033)
--------------------------------------------------------------------------------
 Net Expenses                                                           601,567
--------------------------------------------------------------------------------
Net Investment Income                                                 3,743,407
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4):
 Realized Loss From Security Transactions
 (excluding short-term securities):
  Proceeds from sales                                                30,699,397
  Cost of securities sold                                            31,498,956
--------------------------------------------------------------------------------
 Net Realized Loss                                                     (799,559)
--------------------------------------------------------------------------------
 Change in Net Unrealized Depreciation of Investments:
  Beginning of period                                                (1,922,405)
  End of period                                                      (6,990,049)
--------------------------------------------------------------------------------
 Increase in Net Unrealized Depreciation                             (5,067,644)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (5,867,203)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (2,123,796)
================================================================================

                                                           See Notes to
                                                           Financial Statements.

                      Statements of Changes in Net Assets

                                              Six Months Ended
                                              February 29, 2000    Year Ended
                                                (unaudited)      August 31, 1999
================================================================================
OPERATIONS:
 Net investment income                         $   3,743,407    $   6,292,028
 Net realized loss                                  (799,559)      (4,551,659)
 Increase in net unrealized depreciation          (5,067,644)      (7,010,676)
--------------------------------------------------------------------------------
 Decrease in Net Assets From Operations           (2,123,796)      (5,270,307)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
 Net investment income                            (3,251,737)      (6,088,436)
 Net realized gain                                        --       (1,988,543)
--------------------------------------------------------------------------------
 Decrease in Net Assets From
  Distributions to Shareholders                   (3,251,737)      (8,076,979)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
 Treasury stock acquired                          (6,960,875)        (268,562)
--------------------------------------------------------------------------------
Decrease in Net Assets                           (12,336,408)     (13,615,848)
NET ASSETS:
 Beginning of period                             126,613,707      140,229,555
--------------------------------------------------------------------------------
 End of period*                                $ 114,277,299    $ 126,613,707
================================================================================
* Includes undistributed
   net investment income of:                   $     585,538    $      93,868
================================================================================

                                                           See Notes to
                                                           Financial Statements.

                         Notes to Financial Statements
                                  (unaudited)

     1.   Significant Accounting Policies

     Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1999, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

                         Notes to Financial Statements
                             (unaudited) (continued)

     2.   Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     3.   Investment Advisory Agreement, Administration
          Agreement and Other Transactions

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the six months ended February 29, 2000, SSBC waived $52,137 of its investment advisory fee.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended February 29, 2000, SSBC waived $14,896 of its administration fee.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4.   Investments

     For the six months ended February 29, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $24,785,359
--------------------------------------------------------------------------------
Sales                                                                30,699,397
================================================================================

At February 29, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 2,100,290
--------------------------------------------------------------------------------
Gross unrealized depreciation                                        (9,090,339)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(6,990,049)
================================================================================

                         Notes to Financial Statements
                             (unaudited) (continued)

     5.   Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At February 29, 2000, the Fund had no open futures contracts.

     6.   Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     7.   Capital Shares

     At February 29, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

     On July 27, 1999, the Fund commenced a share repurchase plan. As of February 29, 2000, repurchased shares totaled 765,500.

     8.   Capital Loss Carryforward

     At August 31, 1999, the Fund had, for Federal income tax purposes, $972,645 of unused capital loss carryforwards available to offset future capital gains expiring August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

                              Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                   2000(1)    1999     1998     1997      1996     1995
=========================================================================================
Net Asset Value,
 Beginning of Period             $11.30     $12.48   $12.15   $11.98    $12.36   $12.15
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)          0.35       0.56     0.55     0.63      0.66     0.69
 Net realized and
  unrealized gain (loss)          (0.54)     (1.02)    0.53     0.48     (0.21)    0.32
-----------------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                  (0.19)     (0.46)    1.08     1.11      0.45     1.01
-----------------------------------------------------------------------------------------
Gains from Repurchase
 of Treasury Stock                 0.11       --        --       --        --       --
-----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income            (0.30)     (0.54)   (0.58)   (0.66)    (0.67)   (0.68)
 Net realized gains                 --       (0.18)   (0.17)   (0.28)    (0.16)   (0.12)
-----------------------------------------------------------------------------------------
Total Distributions               (0.30)     (0.72)   (0.75)   (0.94)    (0.83)   (0.80)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period   $10.92     $11.30   $12.48   $12.15    $11.98   $12.36
-----------------------------------------------------------------------------------------
Total Return, Based on
 Market Value(3)                  (2.55)%++  (0.59)%  (1.31)%   7.75%     7.35%    8.86%
-----------------------------------------------------------------------------------------
Total Return, Based on
 Net Asset Value(3)               (0.25)%++  (3.29)%   9.57%    9.86%     4.01%    9.20%
-----------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)          $114       $127     $140     $137      $134     $139
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                       1.01%+     1.03%    1.10%    1.10%     1.09%    1.14%
 Net investment income             6.28+      4.62     4.46     5.23      5.31     5.80
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate              21%        27%      66%      97%       63%      95%
-----------------------------------------------------------------------------------------
Market Value, End of Period      $9.500    $10.063  $10.813  $11.688   $11.750  $11.625
=========================================================================================

(1)  For the six months ended February 29, 2000 (unaudited).
(2) The investment adviser and administrator waived a portion of their fees for the period ended February 29, 2000 and the year ended August 31, 1999. If such fees were not waived, the per share decreases in net investment income and the annualized ratios of expenses to average net assets would have been as follows:

             Per share decreases in    Expense ratios
             net investment income     without fee waivers
             ----------------------    -------------------

       2000         $0.01                     1.12%+
       1999          0.01                     1.09

(3) The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                        Quarterly Results of Operations
                                   (unaudited)

                                                               Net Realized           Net Increase
                                                              and Unrealized          (Decrease) in
                        Investment        Net Investment      Gain (Loss) on         Net Assets From
                          Income             Income             Investments             Operations
                   ------------------   -----------------    --------------------   --------------------
                                Per                 Per                   Per                   Per
Quarter Ended      Total        Share    Total      Share     Total       Share      Total      Share
========================================================================================================
November 30,
 1997               $1,867,638  $0.17   $1,459,739   $0.13    $2,741,066    $0.25    $4,200,805   $0.38
February 28,
 1998                1,928,672   0.17    1,555,286    0.14     2,311,045     0.20     3,866,331    0.34
May 31,
 1998                1,932,962   0.17    1,563,665    0.14        (4,226)   (0.00)    1,559,439    0.14
August 31,
 1998                1,999,290   0.18    1,617,024    0.14       849,996     0.08     2,467,020    0.22
November 30,
 1998                1,919,936   0.17    1,605,790    0.14      (355,751)   (0.02)    1,250,039    0.12
February 28,
 1999                1,897,767   0.17    1,556,424    0.14    (1,135,437)   (0.10)      420,987    0.04
May 31,
 1999                1,916,457   0.17    1,545,491    0.14    (3,064,199)   (0.28)   (1,518,708)  (0.14)
August 31,
 1999                1,956,606   0.17    1,584,323    0.14    (7,006,948)   (0.62)   (5,422,625)  (0.48)
November 30,
 1999                1,886,025   0.17    1,543,056    0.14    (2,887,971)   (0.26)   (1,344,915)  (0.12)
February 29,
 2000                2,458,949   0.23    2,200,351    0.21    (2,979,232)   (0.28)     (778,881)   0.07)
========================================================================================================

                                 Financial Data
                                   (unaudited)

For a share of capital stock outstanding throughout each period:

                               NYSE         Net                    Dividend
 Record          Payable     Closing       Asset      Dividend    Reinvestment
  Date            Date        Price+       Value+       Paid         Price
==============================================================================
12/22/97*       12/26/97      $11.625      $12.41      $0.170       $11.57
 1/27/98         1/30/98       12.188       12.44       0.056        12.12
 2/24/98         2/27/98       11.875       12.42       0.056        11.62
 3/24/98         3/27/98       11.250       12.40       0.050        11.37
 4/21/98         4/24/98       11.125       12.28       0.050        11.10
 5/26/98         5/29/98       10.813       12.38       0.050        11.14
 6/23/98         6/26/98       11.063       12.34       0.050        11.12
 7/28/98         7/31/98       10.813       12.33       0.048        10.86
 8/25/98         8/28/98       10.875       12.43       0.048        10.97
 9/22/98         9/25/98       11.313       12.52       0.049        11.52
10/27/98        10/30/98       11.688       12.46       0.049        11.66
11/23/98        11/27/98       11.563       12.45       0.049        11.55
12/21/98*       12/24/98       11.250       12.28       0.177        11.24
 1/26/99         1/29/99       11.125       12.32       0.049        11.10
 2/23/99         2/26/99       10.875       12.25       0.049        10.93
 3/23/99         3/26/99       10.563       12.15       0.049        10.67
 4/27/99         4/30/99       10.375       12.12       0.049        10.41
 5/25/99         5/28/99       10.188       11.96       0.049        10.40
 6/22/99         6/25/99       10.563       11.61       0.050        10.51
 7/27/99         7/30/99        9.875       11.60       0.050         9.98
 8/24/99         8/27/99        9.875       11.25       0.050        10.00
 9/21/99         9/24/99        9.625       11.22       0.050         9.69
10/26/99        10/29/99        9.438       10.88       0.050         9.56
11/22/99        11/26/99        9.563       11.08       0.050         9.26
12/27/99        12/30/99        9.063       10.91       0.050         9.07
 1/25/00         1/28/00        9.438       10.79       0.050         9.52
 2/22/00         2/25/00        9.438       10.86       0.050         9.49
==============================================================================
+    As of record date.
*    Capital gain distribution.

                           Dividend Reinvestment Plan
                                   (unaudited)

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group Inc., as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on

                           Dividend Reinvestment Plan
                             (unaudited) (continued)

the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                          --------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                              Managed Municipals
                               Portfolio II Inc.

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus


Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser
SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013


Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030


Custodian
PNC Bank
8800 Tinicom Blvd.
Philadelphia, Pennsylvania 19153

                     (This page intentionally left blank.)

             This report is intended only for shareholders of the
                     Managed Municipals Portfolio II Inc.
      It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.